Exhibit 10.2

THIRD AMENDMENT TO THE AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP

This THIRD AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership (the “Partnership”), is made and entered into as of October 18, 2009 (this “Amendment”), by and between UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership (“Holding II”), in its capacity as the sole general partner of the Partnership, and UNIVERSAL CITY FLORIDA HOLDING CO. I, a Florida general partnership (“Holding I”), in its capacity as the sole limited partner of the Partnership. Additional parties to this Amendment, in their individual capacities, are the five constituents of Holding I and Holding II, namely the Blackstone Partners and UniCo, and Universal Parent, which additional parties are not partners in the Partnership.

W I T N E S S E T H

WHEREAS, the parties hereto and/or their predecessors have entered into the Amended and Restated Agreement of Limited Partnership of Universal City Development Partners, Ltd., dated as of June 5, 2002 (the “Original Partnership Agreement”), with respect to the Partnership;

WHEREAS, the parties hereto and/or their predecessors have entered into the First Amendment to the Amended and Restated Agreement of Limited Partnership, dated as of May 25, 2007 (the “First Amendment”), amending certain provisions of the Partnership Agreement;

WHEREAS, the parties hereto and/or their predecessors have entered into the Second Amendment to the Amended and Restated Agreement of Limited Partnership, dated as of November 7, 2007 (the “Second Amendment”; the Original Partnership Agreement, as amended by the First Amendment and the Second Amendment, is referred to herein as the “Partnership Agreement”), amending certain provisions of the Partnership Agreement;

WHEREAS, the parties hereto desire to amend the Partnership Agreement as set forth herein with respect to the payment of the Special Fee and related provisions.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, it is agreed by and between the parties hereto as follows:

1. Certain Defined Terms.  Words and phrases which are introduced by initial capitals and which are not otherwise defined in this Amendment shall have the same meaning as in the Partnership Agreement.

                                                  2. Amendment to Section 20.  Section 20(b) of the Partnership Agreement shall be amended by adding the following language at the end of the first paragraph of the Section:

“Notwithstanding the foregoing, for the period from and after the first day of the Partnership’s monthly financial reporting period for November, 2009 through and including the last day of the Partnership’s monthly financial reporting period for June, 2017 (the “Fee Modification Period”), the Special Fee shall be equal to 5.25% of Project 1 Gross and 5.25% of Gate 2 Gross.  In addition, during the Fee Modification Period, the reference to “5% of the gross revenues received” and each reference to “10%” contained in this first paragraph of Section 20(b) shall be modified to “5.25%” and “10.5%,” respectively.”

                                 3. Effectiveness. The aforementioned Amendment to Section 20 shall not become effective until either (i) the requisite lenders under the Partnership’s senior secured credit facilities shall have consented to permit the transactions contemplated above and any related transactions; or (ii) the Partnership’s senior secured credit facilities shall be amended on terms that permit the transactions contemplated above and any related transactions.

                                4. Otherwise Unchanged.  This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Partnership Agreement. Wherever the Partnership Agreement is referred to therein or in any other agreements, documents or instruments, such reference shall be to the Original Partnership Agreement, as amended hereby and by the First Amendment and the Second Amendment. Except as expressly and specifically amended by this Amendment, the Partnership Agreement shall remain unchanged, and each of the First Amendment, the Second Amendment and the Partnership Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects by the parties hereto and shall remain in full force and effect.

                                                   5. Governing Law.  This Amendment shall be interpreted and governed by the laws of the State of Florida, without regard to its conflicts of laws provisions.

                                                   6. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                         7. Headings.  The descriptive headings contained in this Amendment are for the convenience of reference only, shall not be deemed to be a part of this Amendment and shall not affect in any way the   meaning, construction or interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have signed this Amendment on the day and year first above written.

UNIVERSAL CITY FLORIDA HOLDING CO. II By: UNIVERSAL CITY PROPERTY MANAGEMENT II LLC By: /s/ Thomas L. Williams Name: Thomas L. Williams Title: Chairman & Chief Executive Officer

By: BLACKSTONE UTP OFFSHORE CAPITAL LLC

By: Blackstone UTP Offshore Capital Partners L.P., its sole member

By: Senior Managing DirectorBlackstone Media Management Associates III, L.L.C., its general partner
By: /s/ Peter Wallace Name: Peter Wallace Title: President and Treasurer
By: BLACKSTONE FAMILY MEDIA III LLC
By: Blackstone Family Media Partnership III L.P., its sole member
By: Blackstone Media Management Associates III, L.L.C., its general partner
By: /s/ Peter Wallace
Name: Peter Wallace Title: President and Treasurer

[Signature Page to Third Amendment to UCDP Amended and Restated Partnership Agreement]

By: BLACKSTONE UTP CAPITAL LLC

By:Blackstone UTP Capital Partners L.P., its sole member

By: Blackstone Media Management Associates III, L.L.C., itsgeneral partner
By: /s/ Peter Wallace Name: Peter Wallace Title: President and Treasurer
By: BLACKSTONE UTP CAPITAL A LLC
By: Blackstone UTP Capital Partners A L.P., its sole member
By: Blackstone Media Management Associates III, L.L.C., its general partner
By: /s/ Peter Wallace
Name: Peter Wallace Title: President and Treasurer

UNIVERSAL CITY FLORIDA HOLDING CO. I By: UNIVERSAL CITY PROPERTY MANAGEMENT II LLC By: /s/ Thomas L. Williams Name: Thomas L. Williams Title: Chairman & Chief Executive Officer

[Signature Page to Third Amendment to UCDP Amended and Restated Partnership Agreement]

By: BLACKSTONE UTP OFFSHORE CAPITAL LLC

By:Blackstone UTP Offshore Capital Partners L.P., its sole member

By: Blackstone Media Management Associates III, L.L.C., its general partner
By: /s/ Peter Wallace Name: Peter Wallace Title: President and Treasurer
By: BLACKSTONE FAMILY MEDIA III LLC
By: Blackstone Family Media Partnership III L.P., its sole member
By: Blackstone Media Management Associates III, L.L.C., its general partner
By: /s/ Peter Wallace
Name: Peter Wallace Title: President and Treasurer

By: BLACKSTONE UTP CAPITAL LLC

By: Blackstone UTP Capital Partners L.P., its sole member

By: Blackstone Media Management Associates III, L.L.C., itsgeneral partner
By: /s/ Peter Wallace Name: Peter Wallace Title: President and Treasurer

[Signature Page to Third Amendment to UCDP Amended and Restated Partnership Agreement]

By: BLACKSTONE UTP CAPITAL A LLC

By: Blackstone UTP Capital Partners A L.P., its sole member

By: Blackstone Media Management Associates III, L.L.C., its general partner
By: /s/ Peter Wallace Name: Peter Wallace Title: President and Treasurer

AGREED AND APPROVED IN ACCORDANCE WITH SECTION 51 OF THE PARTNERSHIP AGREEMENT AND THE OTHER PROVISIONS APPLICABLE TO UNIVERSAL STUDIOS, INC.: UNIVERSAL STUDIOS, INC.
By: /s/ Lynn Calpeter Name: Lynn Calpeter Title: Executive Vice President and Chief Financial Officer